Exhibit 99.1

			Total Assets in ABS by Originator			Assets That Were Subject of Demand			Assets That Were Repurchased or Replaced
Name of Issuing Entity	Check if Registered	Name of Originator	(#)	($)	(% of principal balance)	(#)	($) (3)	(% of principal balance)	(#)	($)	(% of principal balance)
Commercial Mortgage Back Securities
Wachovia Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2006-C28 CIK#0001376448	X	Artesia Mortgage Capital Corporation	50	$269,226,893.00	7.5%	1	$13,035,558.34	0.61%	0	$0	0.0%

Total			50	$269,226,893.00	7.5%	1	$13,035,558.34	0.61%	0	$0	0.0%
Wachovia Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates Series 2006-C24 CIK#0001376448	X	Artesia Mortgage Capital Corporation	26	$214,877,938.00	10.7%	1	$0.00	0.00%	0	$0	0.0%
Total			26	$214,877,938.00	10.7%	1	$0.00	0.00%	0	$0	0.0%
Total			76	$484,104,831.00	18.2%	2	$13,035,558.34	0.61%	0	$0	0.0%

	Assets Pending Repurchase or Replacement (within cure period)			Demand in Dispute			Demand Withdrawn			Demand Rejected			Footnote
Name of Issuing Entity	(#)	($)	(% of principal balance)	(#)	($) (3)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(% of principal balance)
Commercial Mortgage Back Securities
Wachovia Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2006-C28 CIK#0001376448	0	$0	0.0%	0	$0.0	0.00%	1	$13,035,558.34	0.61%	0	$0.0	0.00%		(1)

Total	0	$0	0.0%	0	$0.00	0.00%	1	$13,035,558.34	0.61%	0	$0.0	0.00%
Wachovia Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates Series 2006-C24 CIK#0001376448	0	$0	0.0%	1	$0.00	0.00%	0	$0	0.0%	0	$0.0	0.00%		(2)
Total	0	$0	0.0%	1	$0.00	0.00%	0	$0	0.0%	0	$0.0	0.00%		(3)
Total	0	$0	0.0%	1	$0.00	0.00%	1	$13,035,558.34	0.61%	0	$0.0	0.0%

(1)

U.S. Bank National Association, as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28 (“U.S. Bank”) v. Dexia Real Estate Capital Markets (“Dexia”), Case No. 12 Civ 9412, filed in the United States District Court for the Southern District of New York (“U.S. Bank v. Dexia”). U.S. Bank filed its complaint against Dexia (on December 27, 2012) arguing that Dexia had breached the terms of the mortgage loan purchase agreement in light of the determination in a Minnesota enforcement action against the guarantors of Loan #58 Marketplace Retail and Office Center (the “Loan”) that the form of the guaranty sold to U.S. Bank pursuant to the mortgage loan purchase agreement had not been signed by the guarantors. U.S. Bank, in its complaint, seeks a judgment requiring Dexia to repurchase the Loan for approximately $16.5 million. Dexia filed a Notice of Motion to Dismiss and a Memorandum in Support of its Motion to Dismiss on January 25, 2013. Judge Shira A. Scheindlin entered an order denying Dexia’s Motion on June 6, 2013. After completion of discovery, U.S. Bank and Dexia filed cross-motions for summary judgment, and on July 9, 2014 Judge Scheindlin entered an Opinion and Order granting the summary judgment motion of U.S. Bank and denying the summary judgment motion of Dexia. On September 12, 2014, the Court entered its Judgment directing that Dexia repurchase the Loan for $19,627,961.66. On March 16, 2016, the United States Court of Appeals for the Second Circuit reversed, and ordered that judgment be entered in Dexia’s favor. On April 11, 2016, the United States District Court for the Southern District of New York entered judgment for Dexia and against U.S. Bank on U.S. Bank’s claims in the case. This demand has been classified as “withdrawn” as a result of the judgment being entered for Dexia. U.S. Bank has 90 days to file petition for certification with the US Supreme Court, and that time has not elapsed as of this filing. In the event that the petition is not filed by U.S. Bank within the 90 day period, this pool receivable with be removed from future disclosures.

(2)

U.S. Bank National Association, as successor-in-interest to Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C24 (“Lender”) made demand on Dexia Real Estate Capital Markets (“Dexia”), by letter dated April 3, 2013 (the “Demand Letter”) for repurchase of Loan #12 made to Metroplaza Hotel, LLC. In the Demand Letter, Lender claimed that Dexia breached the representations and warranties made in the mortgage loan purchase agreement for Dexia’s failure to record a UCC financing statement against Inn at Woodbridge Inc. (“Woodbridge”), the tenant under a Master Lease and holder of a leasehold estate in a portion of the mortgaged property that secures Loan #12. Lender claims that such failure to record a UCC financing statement against Woodbridge has resulted in Lender not having a perfected security interest and enforceable lien in the personalty owned by Woodbridge and pledged as collateral for Loan #12. Dexia responded to the Demand Letter on July 2, 2013 and rejected the repurchase demand. Dexia believes the demand was untimely, having been made beyond New York’s six-year statute of limitations for such claims.

(3)

Principal balance was determined as of the earlier of (i) the principal balance reported in the June 2015 distribution date report and (ii) the principal balance on the distribution date immediately preceding the period for which the distribution date report reflected that the loan was removed from the pool. Liquidated loans reflect amounts received as borrower payments, insurance proceeds and all other liquidation proceeds.